Equity	12 Months Ended
Dec. 31, 2018
Equity.
Equity

26. Equity

At December 31, 2018, 4,836,000 no‑par value ordinary shares were issued and outstanding. There is only a single class of ordinary shares with the same rights, preferences and restrictions. Each share entitles the holder to one vote at the shareholders’ meeting. Shareholders participate in the profits according to their share in the share capital, based on their number of shares held. The general shareholders’ meeting resolves the appropriation of the balance sheet profit established in the annual financial statements and the dividends.

On October 17, 2018, voxeljet issued 972,000 ordinary shares, equivalent to 4,860,000 American Depository Shares (“ADS”), at an offering price of USD 2.57 per ADS (the “Public Offering Price”). The Company received net proceeds of approximately EUR 9.7 million. Members of the Management Board, who are also significant shareholders, purchased an aggregate number of 233,462 ADSs in this offering at the Public Offering Price. On November 8, 2018, voxeljet closed the over-allotment transaction in which it issued additional 144,000 ordinary shares, equivalent to 720,000 ADSs, upon the exercise of the over-allotment option exercised by the underwriter on November 1, 2018. The Company received net proceeds of approximately EUR 1.4 million.

Incremental costs of EUR 0.6 million directly attributable to the issue of ordinary shares are recognized as a deduction from equity.

The Articles of Association authorize the Management Board, subject to the consent of the Supervisory Board, to increase the Company’s registered share capital in one or more tranches by up to kEUR 744 new no par value ordinary shares against contribution in cash or in kind until May 29, 2023.